orgenesis

INVESTOR PRESENTATION
NASDAQ: ORGS
MAY 2024

Forward Looking Statements

This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements involve substantial uncertainties and risks and are based upon our current expectations, estimates and projections and reflect our beliefs and assumptions based upon information available to us at the date of this release. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, but not limited to, our reliance on, and our ability to grow, our point-of-care cell therapy platform, our ability to achieve and maintain overall profitability, our ability to manage our research and development programs that are based on novel technologies, our ability to control key elements relating to the development and commercialization of therapeutic product candidates with third parties, the timing of completion of clinical trials and studies, the availability of additional data, outcomes of clinical trials of our product candidates, the potential uses and benefits of our product candidates, our ability to manage potential disruptions as a result of the coronavirus outbreak, the sufficiency of working capital to realize our business plans, the development of our POCare strategy, our trans differentiation technology as therapeutic treatment for diabetes, the technology behind our in-licensed ATMPs not functioning as expected, our ability to further our CGT development projects, either directly or through our JV partner agreements, and to fulfill our obligations under such agreements, our license agreements with other institutions, our ability to retain key employees, our competitors developing better or cheaper alternatives to our products and the risks and uncertainties discussed under the heading "RISK FACTORS" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Form 10-Q for the quarter ending March 31, 2024, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to revise or update any forward-looking statement for any reason.

Cell & Gene Therapies

- Cell and gene therapy is a fast-growing field of personalized medicine, driving medical innovation and revolutionizing health care in applications such as oncology, immunology, genetic and metabolic disorders, and more.
- Autologous cell and gene therapies use the patient's engineered cells for therapeutic applications. It is designed to stop the course of the disease or reverse its progression, not just to treat the symptoms.
- One-time treatments that can alleviate the underlying cause of the disease and potentially accomplish a complete cure
- The potentially curative effect is outstanding but production and cost challenges limit accessibility and availability



1.
Cells harvested from patient
2.
In lab, virus altered so cannot reproduce
3.
A gene is inserted into the virus
4.
Altered virus mixed with patient's cells
5.
Cells become genetically altered
6.
Altered cells injected into patient's body
7.
Altered cells produce desired protein

"We anticipate that by 2020 we will be receiving more than 200 INDs per year… And by 2025, we predict that the FDA will be approving 10 to 20 cell and gene therapy products a year".

Scott Gottlieb M.D., former Commissioner of U.S. Food and Drug Administration, January 15, 2019

We Believe Cell & Gene Therapies are the Future

Global Cell & Gene Therapies Market
(Volume in USD bn)

~$78.0 bn
Expected CGT market size by 2032

23% CAGR
Expected between 2022-2032



23% CAGR
10.7
78.0
2022
2032

Source: Cell and Gene Therapy Market, Market.us; October 2023; https://market.us/report/cell-and-gene-therapy-market/

Global Cell & Gene Therapeutic Clinical Trials

~2,406
Clinical trials Underway with CGT



846
Phase 1
1%
9%
37%
53%
1338
Phase 2
1%
15%
53%
31%
222
Phase 3
3%
20%
16%
61%
Gene Therapy
Gene-modified Cell Therapy
Cell Therapy
Tissue Engineering

Source: Alliance for Regenerative Medicine; 2021 Annual Report

About Us

Orgenesis is a global biotech company committed to transforming the processing of cell and gene therapies (CGT)
through the introduction of a paradigm shifting decentralized cell processing ("DCP") platform featuring both our proprietary therapies and a suite of CGT Services available to the industry

10+ years
of experience

Global Footprint
US, EU, and ME

Publicly Traded
(NASDAQ: ORGS)

Orgenesis is Unlocking the Potential of CGT

AVAILABLE

Process development focused on quality control (QC) & regulatory compliance - combined with custom closed-loop and automated systems - integrated into standardized mobile processing units.

ACCESSIBLE

Regional centers enable flexible localization of processing units, which minimizes logistic complexity and enables expedited scale-out.

AFFORDABLE

Minimized manual processing steps and isolated processing units enable parallel processing in a low-cost GMP mobile unit. DCP platform enables the reduction of logistic costs.



Orgenesis is Unlocking the Potential of CGT

Orgenesis is primarily focused on pioneering a paradigm-shifting decentralized approach to CGT therapies utilizing an automated and/or closed approach validated for compliant production at or near the patient care site ("Decentralized Cell Processing or DCP Platform"). This approach has the potential to overcome the limitations of traditional centralized processing methods that do not translate well to commercial production of ATMPs due to their complex logistics and inefficient unscalable processing methods, leading to cost-prohibitive products that currently limit the number of patients that can have access to these therapies.

To achieve the goal above, we have developed a collaborative worldwide network of academia, hospitals, and industry partners who are collaborating with us to make our DCP Platform, which leverages our unique Orgenesis Mobile Processing Units & Labs ("OMPULs").



Orgenesis Evolution Story- Historical Overview

Orgenesis Therapies Development

Year	Milestones
2012	Liver-derived Autologous Insulin Producing Cells (AIPs) for Insulin Dependent Diabetes
2013-16	AIP Product Development, IND enabling studies
2017	Next Generation PGS based Scaffold/ Microcarriers
2018	NK based Cancer Immunotherapy Bioxomes for Intracellular delivery Loop TILs for Solid tumors
2019	CAR-T-CD19 - for B cell malignancies MDVAC cancer vaccine platform for solid tumors CAR-T-VAC69 - Ovarian cancer and Multiple Myeloma
2020	Anti-Viral Ranpirnase product platform Koligo Therapeutics Acquisition- Kyslecel™ , Icellator AUTOVAC anti viral cell-based Vaccine platform Celyvir- Oncolytic virus for treatment of Solid tumors
2021	CARTIL-S, Chondroseal- AD-MSC based product for osteoarthritis and chondrocyte defects License of CAR-NK/T for solid tumours Axial Stem Cells
2022	TS Gene Therapy for Blood Disorders

Production and Supply chain

Year	Milestones
2014	CDMO activity through a fully owned d subsidiary, MaSTherCell
2015	Viral vector processing capabilities for internal needs
2016	CDMO partner for leading CGT companies
2017	Initiated automation processing
2018	Raised $25M for MaSTherCell
2019	Leading supplier for CGT
2020	Sold MaSTherCell for $315M
2021	Development of Decentralized platform Biotechnology Fund- POCare for CGT Products 37.1M €
2022	Secured $40M funding from Metalmark Capital Partners AI based platform for IPSCs
2023	Validation of platform for CART, MSCs and TILs

Orgenesis Management



Vered Caplan
Board Chairman & CEO
Kamedis & GammaCann



Victor Miller, CFA
CFO at Orgenesis Inc
Baxter, Neos & Hycor



Evan Fishman, CPA
CFO at Orgenesis Israel
Minicomm Advanced System



Greg Roumeliotis
GM at Orgenesis Greece
Breakthrough Gen., Veritas



Joseph Carpinelli
CFO at Orgenesis US
3STEP & Dova Pharmaceuticals



Pierre Lammeretz
GM at Orgenesis Belgium
Beach & PWC



Paul Kosnik, PhD
President Tissue Genesis
Koligo & Tissue Genesis



Malin Stridh, PhD
GM at MIDA/Orgenesis NL
Sony & ThermoFisher

Orgenesis Professional Team

Prof. Heiko von der Leyen, MD - Head of Global Clinical Development
Heiko is the head of the Coordination Center for Clinical Studies at Hannover Medical School (HCTC-KKS). He was co-founder and managing director of Hannover Clinical Trial Center GmbH (HCTC), a Contract Research Organization (CRO) dedicated to providing clinical trial management services and early product development support.

Eyal Neria, PhD - Head of Immuno-oncology Programs
Eyal has over 20 years of experience in biotech and pharma R&D, he served in leadership positions in private and public bio-pharmaceutical companies (Motoconix, Compugen). Managed drug development programs for small molecules, peptides, therapeutic proteins, and cell therapy in diverse therapeutic fields. Led R&D teams from discovery research to multinational clinical trials.

Sweta Adamsky, MD, PhD- Head of Global Metabolic Programs
Sweta has over 25 years of basic/translational research experience in both academia and the pharmaceutical industry. Served as a Senior Director of Translational Research at Quark Pharmaceuticals, leading R&D programs in various therapeutic areas (including Ophthalmology, Pulmonary, Cardiovascular, and Renal Diseases, Hearing and Vestibular Regeneration), advancing them from a stage of concept and target discovery to clinical phases.

Reem Miari, PhD - Director of Gene Therapy and Viral Vectors Development
Reem has over 20 years of experience in leading innovative R&D projects in cell and gene therapy, viral vector development and production, including design optimization, in the biotech industry (Medgenics, GeneGrafts Ltd, Biogenics Ltd., Carmel Biosensors and Migal).

Vivian Tseveleki, PhD – Head of Process Development & COO Orgenesis Greece
Vivian has extensive research experience in the fields of Neuroimmunology, Vaccine Development, Genomics, and in vivo modeling of human autoimmune diseases and cancer. She has experience in GMP manufacturing long-acting injectables at industrial scale, regulatory submissions to global authorities (EMA, FDA, etc.), and is familiar with EP, USP, ICH & GMP, EMA & FDA guidelines for supporting authorization and commercialization of new drug products.

A strong, educated, multi-disciplinary team of scientists, physicians, biomedical engineers, business developers and finance


Other 5%
Bachelors 20%
PhD 30%
MD-MD/PhD 4%
Masters 41%

Newly Created Orgenesis Strategic Advisory Board

Murray Bacal
Experienced senior executive with a proven track record in strategic advising, finance, marketing, and mergers. Proficient in leading companies to success. Previous roles include Senior Strategic Advisor to Miracle Leaf Health Centers, Co-Chairman of First Canadian Cannabis Finance and Marketing, controlling shareholder for Brampton Crest International, and CEO and Chairman of Equivest Finance.

Kevin Choquette
Senior Equity Research & Banking Professional with extensive capital markets and bank operating experience. Strategic thinker with deep financial acumen. Best-in-class security and financial services sector analysis with in-depth knowledge of the banking industry and equity markets gained over many cycles. Expertise building bank research platforms across the Americas - Canada, the U.S., and Latin America. Senior Management Roles. Investments: Co-director of Research, Head of Financial Services Research, Managing Director of Banks, Americas, Country Equity Strategist. Banking: Chief Financial Officer, Treasurer, Controller, Corporate Secretary, Board Member of a Foreign Bank.

Dr. Curtis Slipman
One of the world's foremost authorities on medical, interventional and rehabilitation approaches to treating back and neck pain and has been recognized internationally as a leading researcher and educator on the subject. Previous roles include international medical consulting, member of the Scientific Advisory Board of Cyphi, LLC, a medicine software company and CEO of Cutting Edge Medical Solutions, LLC, a healthcare company focused on the delivery of home-based immunotherapy.

Mark Goodman
Co-founder and CEO of two of Canada's most prominent marketing agencies, leading the successful exit of the last Twist Image in 2014. Over 35 years of experience building valuable brands and growing market share for some of the largest corporations in North America. Canadian Marketing Association Lifetime Honoree and awarded Canada's Top 40 Under 40.

Orgenesis Evolution Story- Next Phase

Release of clinical data
for Oncology product

2024

Orgenesis Therapies Development

Production and Supply chain

2024

Octomera consolidation

Decentralized Therapies Integrated into DCP Platform

Oncology

- Decentralized CD19 CAR-T at 1/3 of the cost versus current centralized processing platforms [1]
- Decentralized TILs Hospital exemption program, approved grant for clinical trials
- Oncolytic MSCs FIM demonstrated safety and efficacy trend[2]

Metabolic disorders

- Kyslecel/Diabetes about 70 patients treated, market approval in the US
- MSCs for in orthopedics 100 patients treated

Orgenesis developed best-in-class decentralized therapies to be supplied by a state-of-the-art DCP Platform and therapies revenue generating from 3rd parties

1. Management estimates based on internal costing of development batches
2. Based on an investigator-initiated study in a Spanish hospital; data in Data on file

Decentralized Platform –Global Footprint



Acceleration of CGT therapies development providing high quality services and products

"I do not see a centralized approach with a few hubs being able to deliver products to people that need these therapies". Nirav Shah, Associate Professor of Medicine at the Medical College of Wisconsin

Source: RegMedNet, Improving Access to Cell and Gene Therapies with a Point-of-Care Approach, March 18, 2024


Clinical Development
Quality control (QC)
Processing units OMPULs™
Orgenesis
Decentralized Platform
Clinical Centers
Academic centers
Biotech companies

Americas						Europe							Middle East				Asia		
Mass	Maryland	Californi	Texas	Kentucky	Panama	Germany	Spain	Belgium	Italy	Slovenia	Greece	Turkey	Israel	UAE	Saudi	Kuwait	India	China	Korea

Working with Leading Clinical Centers



"Decentralized model for cell therapy manufacturing at a suitable scale to be a part of each of the major oncology institutions across the world"

- Evan Zynda Thermo Fisher Scientific

United States

Maryland

Johns Hopkins University

Massachusetts

SBH Sciences

California

UC Davis

Middle East

Israel

Rambam Health Care Campus

Saudi-Arabia

UAE

Europe

Spain

SaludMadrid

Italy

Bambino Gesù

Belgium

Greece

School of Medicine

Asia

China

India

Source: Technology News Biopharma; Affordable Decentralized Cell Therapies, Next-Gen Make It Possible, September 19, 2023

Orgenesis Mobile Processing Units and Labs: OMPUL™

OMPULs to scale-up and 1/3[1] the cost of traditional centralized processing

- Potential to reduce the cost of processing cells to 1/3 versus current centralized processing platforms using our novel, efficient and proprietary DCP platform[1]
- Ability to apply to our portfolio of proprietary therapeutics
- OMPULs are designed to shorten the implementation time of new capacity from 18-24 months to 3-6 months


orgenesis
orgenesis



1. Management estimates and based on internal costing of development batches for our CAR-T

ORGS Therapies - CGT Asset Creation & Out-Licensing


Immuno-Oncology
Diabetes
Anti-inflammatory
Metabolic disorders
Blood Disorders
Kidney Diseases

Product life cycle

1. CGT product creation (in-licensed or internal)
2. R&D co development under ORGS network (hospital exemption)
3. Out licensed to a regional strategic partner
4. Regional strategic partner covers local clinical development
5. Commercial-ization and revenue generation

Financial sources

1. Grants, own company funds
2. Grants, hospital-based revenues
3. Out licensing milestone payment fee
4. Services payments
5. Royalties and revenue payments

Orgenesis CAR-T

01 Chimeric Antigen Receptor technology utilizes the patient's own immune system to attack cancer cells.

02
- Product GMP development completed, adaptation to Decentralized platform enabling low-cost production and rapid capacity increase
- Successful GMP batches production
- Clinical validation under hospital exemption

03 Optimized CAR-T product with optimized Lentivirus
- Improved target binding and CAR signalling (CAR-T platform)
- Generated robust, unique intellectual property
- Cost-effective decentralized process offers potential for improved access

04 Target patient population: B-NHL, with future label expansion possibilities in B-ALL, Systemic Lupus Erythematosus (SLE) among others

Innovative Hinge Technology


GS linker
VL
VH
scFv
CD8 hinge
CD8 tm
Signaling component 1
CD3 zeta

Race CAR Program – Potential Next generation CAR-T

- Potential CAR-T manufacturing – to shorten timelines reduce costs and improve cell quality
- Platform may allow the use of any CAR with minimal changes
- Process optimization (activation, transduction, T cell sub-populations, media & cytokines)
- Cell separation – collaboration with Bio-ReCell for automated sub-populations
- Cell culture – Collaboration with BiologIC technologies to develop a dedicated bioreactor

Potential Reduction in Processing Time



Future: <5 days
Blood Draw
PBMCs isolation
DAY 1
Lymphoma patient
Automation, Efficiency & Repeatability
Cost & Time
DAY 1-3
Activation, Transduction, Washing & Expansion
DAY 5
Administration
DAY 4
CAR-T Therapy
Wash, Concentrate & Formulate

Kyslecel

Autologous Pancreatic-derived Islets for Auto-Transplantation

01 Total Pancreatectomy with Islet Auto-Transplantation (TP-IAT):

- Pancreatectomy is performed to remove the pain/inflammation-causing pancreas which is then transported to the Koligo processing center.
- The islets are isolated from the pancreas and formulated into Kyslecel
- Kyslecel is then infused back into the patient's liver, where the islets are expected to function and maintain insulin production capability

02 Kyslecel is processed & distributed according to FDA requirements for HCT/Ps under 21 CFR Part 1271 regulations and Section 361 of the PHS Act

03 Plan to evaluate expanding market access- EU

04 Target patient population: Chronic Pancreatitis

Kyslecel®
(autologous pancreatic islets)



Pancreas resected from patient
Isolation of Pancreatic islets from pancreas tissue
Pancreatic islets cells

Approved Grants From Leading Agencies Around the Globe

- Biotechnology Fund in Greece, Commercialization Pathway: €32M
- CIRM - Collaborative C&GT Mfg Network- $300K
- DGO6 Wallonia : €1M
- DGO6 Wallonia - Exofastrack: €1.6M
- EIS Pathfinder - AI for iPSC manufacturing: €4M
- PNRR Italy: €1.5M

Roadmap Through 2026

- Roll out OMPULs at or near points of care globally leveraging our commercial partnership with Germfree Laboratories
- Incoming revenues to date generated from co-development and Licensing of ORGS therapies $50M
- Phase I/II of potential groundbreaking CD19 CAR-T therapy
- Expand Kyslecel in the US and evaluate additional markets
- Integrate decentralized therapies into the clinic: TILs, MSCs, ex-vivo gene therapy for blood disorders

Investment Opportunity

- Shortage of production capacity in the cell and gene therapy space; strategy to capitalize on the growing demand
- Be a part of Orgenesis' journey to democratize advanced therapies production as it pioneers this huge CGT market, currently limited by lack of capacity and high-cost
- Validated production and supply platform to enable rapid penetration of decentralized therapies to multiple markets worldwide
- Expand partnerships, regions and market access
- These amazing curative therapies aim to transform patients' lives for cancer, diabetes, blood disorders, autoimmune disease, and more – doing more for less
- **Together we aim to make cell and gene therapy available and accessible for all**

"Groundbreaking cell and gene therapy technologies have the potential to revolutionize medicine, offering new hope to patients facing previously insurmountable challenges and so have emerged as an attractive target for pharmaceutical companies" - Mike Ward, Nature

Source: Biopharma Dealmakers, Pharma Spends Big to Access Key Cell and Gene Therapy Assets, November 16, 2023